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                                                                    EXHIBIT 24.3

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the 'Corporation'), hereby constitutes and appoints PETER R. HAJE, SPENCER B. HAYS, LANDEL C. HOBBS, THOMAS W. MCENERNEY, TERENCE F. MCGUIRK, WAYNE H. PACE and LOUISE S. SAMS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or other appropriate form and any and all amendments to any such Registration Statements (including post-effective amendments), to be filed with the Securities and Exchange Commission in connection with the 'shelf' registration pursuant to Rule 415 under the provisions of the Securities Act of 1933, as amended, of guarantees of up to $2.6 billion aggregate initial offering price of one or more of the following
(i) debt securities issued by Time Warner Inc., a Delaware corporation and parent of the Corporation ('TWI'), (ii) securities of TWI convertible into shares of Common Stock, par value $.01 per share ('Common Stock'), of TWI,
(iii) rights or warrants to acquire any such debt or Common Stock and (iv) other securities of TWI, in any combination thereof, with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file such Registration Statements, including in each case a form of prospectus, and any and all amendments and post-effective amendments to such Registration Statements, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his name as of the 23rd day of July, 1998.

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
(i) Principal Executive Officer:

                      /S/ TERENCE F. MCGUIRK
     .................................................
                 TERENCE F. MCGUIRK,
        DIRECTOR, CHIEF EXECUTIVE OFFICER AND
                CHAIRMAN OF THE BOARD

(ii) Principal Financial Officer:

                           /S/ WAYNE H. PACE
     .................................................
                    WAYNE H. PACE,
              EXECUTIVE VICE PRESIDENT,
               CHIEF FINANCIAL OFFICER
              AND ADMINISTRATIVE OFFICER

(iii) Principal Accounting Officer:

                         /S/ LANDEL C. HOBBS
     .................................................
                   LANDEL C. HOBBS,
            VICE PRESIDENT, CONTROLLER AND
               CHIEF ACCOUNTING OFFICER
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
(iv) Directors:

                        /S/ JEFFREY L. BEWKES                           /S/ RICHARD D. PARSONS
     .................................................  ......................................................
                  JEFFREY L. BEWKES,                                     RICHARD D. PARSONS,
                       DIRECTOR                                                DIRECTOR

                       /S/ W. THOMAS JOHNSON                               /S/ ROBERT SHAYE
     .................................................  ......................................................
                  W. THOMAS JOHNSON,                                        ROBERT SHAYE,
                       DIRECTOR                                                DIRECTOR

                         /S/ GERALD M. LEVIN                               /S/ R. E. TURNER
     .................................................  ......................................................
                   GERALD M. LEVIN,                                         R. E. TURNER,
                       DIRECTOR                                                DIRECTOR
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